The Phoenix Edge Series Fund

Supplement to the Statement of Additional Information (“SAI”) dated May 1, 2010

As of June 30, 2010, Frank M. Ellmer retired as a Trustee of the Phoenix Edge Series Fund (“Fund”), Lead Independent Trustee, and Chairperson of the Audit Committee.

On July 1, 2010 at a special meeting, Roger A. Gelfenbien, a certified public accountant and current Trustee, was nominated and selected as the new Chairperson of the Audit Committee and Lead Independent Trustee. In addition, the Audit Committee and the Board of Trustees designated Mr. Gelfenbien as the Audit Committee Financial Expert.

Dated: July 1, 2010	Please keep this supplement for future reference.

TF 1095